                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             -----------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(b)(2) [X]

                        LASALLE BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   36-0884183
                                (I.R.S. Employer
                               Identification No.)

                135 South LaSalle Street, Chicago, Illinois 60603
               (Address of principal executive offices) (Zip Code)

                             -----------------------

                              Willie J. Miller, Jr.
                           Group Senior Vice President
                        Chief Legal Officer and Secretary
                            Telephone: (312) 904-2018
                       135 South LaSalle Street, Suite 925
                             Chicago, Illinois 60603
            (Name, address and telephone number of agent for service)

                             -----------------------

                 Republic Engineered Products LLC, as Co-Issuer

               Delaware                                                              02-0626814
    (State or Other Jurisdiction of                                        (I.R.S. Employer Identification
    Incorporation or Organization)                                                     Number)

                                     Blue Steel Capital Corp., as Co-Issuer

               Delaware                                                              05-0525866
    (State or Other Jurisdiction of                                        (I.R.S. Employer Identification
    Incorporation or Organization)                                                     Number)

                                        Blue Bar, L.P., as Guarantor

               Delaware                                                              81-0560545
    (State or Other Jurisdiction of                                        (I.R.S. Employer Identification
    Incorporation or Organization)                                                     Number)

                                        N&T Railway Company LLC, as Guarantor

               Delaware                                                              05-0525876
    (State or Other Jurisdiction of                                        (I.R.S. Employer Identification
    Incorporation or Organization)                                                     Number)

            (Exact Names of Obligors as Specified in Their Charters)

                              3770 Embassy Parkway
                             Akron, Ohio 44333-8367
                                 (330) 670-3000
               (Address, Including Zip Code, And Telephone Number,
                             Including Area Code, of
                     Obligors' Principal Executive Offices)

                             -----------------------

 10% Senior Secured Notes due 2009, Guarantees of Senior Secured Notes due 2009
                       (Title of the indenture securities)

ITEM 1.   GENERAL INFORMATION*

Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          1.   Comptroller of the Currency, Washington D.C.

          2.   Federal Deposit Insurance Corporation, Washington, D.C.

          3. The Board of Governors of the Federal Reserve Systems, Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.

                                 Not Applicable

*Pursuant to General Instruction B, the trustee has responded only to items 1, 2 and 16 of this form since to the best knowledge of the trustee the obligor is not in default under any indenture under which the trustee is a trustee.

ITEM 16.  LIST OF EXHIBITS.

List below all exhibits filed as part of this statement of eligibility and qualification.

          1. A copy of the Articles of Association of LaSalle Bank National Association now in effect. (incorporated herein by reference to Exhibit 1 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

          2. A copy of the certificate of authority to commence business (incorporated herein by reference to Exhibit 2 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

          3. A copy of the authorization to exercise corporate trust powers (incorporated herein by reference to Exhibit 3 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

          4. A copy of the existing By-Laws of LaSalle Bank National Association (incorporated herein by reference to Exhibit 4 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

          5.   Not applicable.

          6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939 (incorporated herein by reference to Exhibit 6 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8.   Not applicable.

          9.   Not applicable.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, LaSalle Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 3rd day of October, 2002.


                        LASALLE BANK NATIONAL ASSOCIATION


                              By: /s/ Russell C. Bergman
                                  ----------------------
                                  Russell C. Bergman
                                  First Vice President